                                   Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

                        REGISTRANT: MEDITRUST CORPORATION
                             AS OF DECEMBER 31, 1999

                                                         State of
Name                                                     Incorporation
----                                                     -------------
Meditrust of California, Inc.                            Delaware
San Joaquin Healthcare Associates, L.P.                  Delaware
Meditrust Finance Corporation                            Delaware
Meditrust Financial Services Corporation                 Delaware
Meditrust of Bedford, Inc.                               Delaware
Meditrust of Kansas, Inc.                                Kansas
Meditrust Mortgage Investments, Inc.                     Delaware
Meditrust of the UK, Inc.                                Delaware
MT General LLC                                           Delaware
MT Limited I LLC                                         Delaware
T and F Properties, LP                                   Delaware
MT-BR Limited Partnership                                Delaware
Atrium Properties, LP                                    Delaware
Paramount Management Services, Inc.                      Delaware
Paramount Real Estate Services, Inc.                     Delaware
TeleMatrix, Inc.                                         Florida
New Meditrust Company LLC                                Delaware
Meditrust Acquisition Company LLC                        Delaware
Meditrust of Massachusetts                               Massachusetts
Meditrust Healthcare Corporation                         Delaware
Meditrust Management Company                             Massachusetts


                                   Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT
                        REGISTRANT: MEDITRUST CORPORATION
                                   (Continued)

                             AS OF DECEMBER 31, 1999


                                                        State of
Name                                                    Incorporation
----                                                    -------------
La Quinta Financial Corp.                                Texas
La Quinta Realty Corp.                                   Texas
La Quinta Plaza, Inc.                                    Texas
La Quinta Inns de Mexico S.A. de C.V.                    Mexico
La Quinta Investments, Inc.                              Delaware
LQ Investments I                                         Texas
LQ Investments II                                        Texas
LQ - LNL, L.P.                                           Texas
LQ - East Irvine, J.V.                                   California
LQ Baton Rouge, L.P.                                     Texas
LQ Motor Inn Venture Austin No. 530                      Texas
La Quinta San Antonio South J.V.                         Texas
La Quinta Denver Peoria Street Ltd.                      Texas
LQ - Big Apple Joint Venture                             Texas
LQI Acquisition Corporation                              Delaware
La Quinta Motor Inns, L.P.                               Delaware
La Quinta Development Partners, L.P.                     Delaware
LQM Operating Partners, L.P.                             Delaware
La Quinta Inns of Lubbock, Inc.                          Texas
La Quinta Inns of Puerto Rico, Inc.                      Delaware
Meditrust Hotel Group, Inc.                              Delaware
La Quinta - Wichita Kansas No. 532 Ltd.                  Texas
LQ West Bank Joint Venture - 1982                        Texas

                                   Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

                     REGISTRANT: MEDITRUST OPERATING COMPANY
                             SUBSIDIARY CORPORATIONS

                             AS OF DECEMBER 31, 1999


                                                         State of
Name                                                     Incorporation
----                                                     -------------

The La Quinta Company                                    Delaware
La Quinta Inns, Inc.                                     Delaware
MOC Holding Company                                      Delaware
TeleMatrix Equipment, LLC                                Florida